UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2024

VERIS RESIDENTIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

VERIS RESIDENTIAL, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On June 17, 2024, Veris Residential, Inc. (the “Company”) announced that it has commenced a public offering of 10,500,000 shares of common stock. J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and BofA Securities, Inc. are acting as the joint book-running managers for the offering. The underwriters are expected to be granted a 30-day option, exercisable in whole or in part from time to time, to purchase up to an additional 1,575,000 shares of the Company’s common stock.

The Company intends to use the net proceeds from the offering to fund its pending acquisition of 55 Riverwalk Place, a 348 unit residential asset with 48,000 square feet of retail space located in the Port Imperial waterfront in West New York, New Jersey. If the Company is unable to consummate this acquisition, it may use the proceeds for general corporate purposes and working capital, including contributing to the repayment of approximately $157 million in outstanding mortgage debt that is secured by its Soho Lofts property in Jersey City, New Jersey, a 377 unit multifamily residential property.

A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information, including Exhibit 99.1 furnished herewith, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act. The information in this Item 7.01 of this Current Report on Form 8-K (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statements

This Current Report on Form 8-K, including the exhibits furnished herewith, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements relate to, without limitation, the Company’s future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from what is expressed or forecast in this press release. Readers are cautioned not to place undue reliance on these forward-looking statements. Factors that could materially affect results of the Company include those risk factors contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, the Company’s preliminary prospectus supplement relating to the offering under the sections titled “Forward-Looking Statements” and “Risk Factors”, and the Company’s other public filings. Copies of each filing may be obtained from the Company or the SEC. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

In connection with the foregoing, the Company and Veris Residential, L.P., the operating partnership through which the Company conducts its business, hereby furnish the following documents:

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release of Veris Residential, Inc. dated June 17, 2024.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Dated: June 17, 2024	By:	/s/ Taryn Fielder
Taryn Fielder
Executive Vice President, General Counsel and Corporate Secretary

VERIS RESIDENTIAL, L.P.

	By:	Veris Residential, Inc.
its general partner

Dated: June 17, 2024		By:	/s/ Taryn Fielder
Taryn Fielder
Executive Vice President, General Counsel and Corporate Secretary